EXECUTIVE EMPLOYMENT AND NON-COMPETITION AGREEMENT

            AGREEMENT made this 7th day of October, 1997, by and between Lippert Components, Inc., a Delaware corporation (the "Corporation") and L. Douglas Lippert (the "Executive").

                              W I T N E S S E T H:

            WHEREAS, on the date hereof, the Corporation, a wholly-owned subsidiary of Drew Industries Incorporated, a Delaware corporation ("Drew"), acquired through merger, Lippert Components, Inc., a Pennsylvania corporation ("LCI"), and the name of the Corporation was changed from Lippert Acquisition Corp. to Lippert Components, Inc.; and

            WHEREAS, the Executive was a principal shareholder and chief executive officer of LCI and has had extensive business and financial experience with the business of LCI to be conducted by the Corporation, and the Corporation desires to utilize the Executive's experience, knowledge and abilities in connection with the operations of the Corporation by employing him as an executive of the Corporation; and

            WHEREAS, the Corporation does not wish the Executive to compete against it,

            NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is agreed as follows:

      FIRST: The Corporation hereby employs the Executive and the Executive hereby agrees to serve the Corporation as President and Chief Executive Officer under the terms and conditions of this Agreement. The Executive agrees to continue to devote substantially all of his time, attention, skills and efforts to the performance of his duties on behalf of the Corporation at the principal executive offices of the Corporation in Alma, Michigan; provided, however, that the Executive shall at no time be required to change his residence without his consent.

      SECOND: The term of this Agreement shall commence as of the date hereof and shall terminate on December 31, 2000.

      THIRD: During the term of this Agreement, the Executive shall exert his best efforts, and, subject to the terms and provisions hereof, shall devote substantially all of his time and attention to the business and affairs of the Corporation, and will use his best efforts to promote the interests thereof. Consistent with the foregoing, the Executive shall not be precluded from giving appropriate attention to his personal and financial affairs. The Executive shall act in accordance with the policies of the Corporation as determined from time to time by its Board of Directors consistent with this Agreement, and shall perform such services and duties as such Board of Directors may from time to time direct consistent with this Agreement, including, but not limited


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

to, the duty to hire and discharge employees of the Corporation and to determine the compensation, including bonuses, paid to such employees.

      FOURTH: The Corporation agrees to pay the Executive for his services to the Corporation a salary of not less than Three Hundred Thousand ($300,000) Dollars per annum, payable according to the customary payroll practice of the Corporation.

      FIFTH: In addition to the salary provided for in Paragraph FOURTH hereof, and subject to the approval of the Compensation Committee of the Board of Directors of Drew and, if required to permit the Corporation to deduct such compensation for tax purposes, the approval of the stockholders of Drew at the next Annual Meeting of Stockholders of Drew, the Executive shall be entitled to receive, for each year during the term hereof, commencing with the year ending December 31, 1998, performance-based incentive compensation (the "Bonus"), equal to five (5%) percent of (i) the excess of operating profits of the Corporation (as defined herein) over (ii) $9.5 million; provided, however, that if, after the date hereof, the Corporation shall acquire additional business operations or dispose of any existing business operations, the performance goals pursuant to which the Bonus is paid may be modified upon agreement between the Executive and the Corporation, subject to approval of the stockholders of Drew to the extent required as aforesaid. For purposes of this Agreement, the term "operating profits of the Corporation" means income of the Corporation and any of its subsidiaries before (i) interest expense, (ii) interest or dividend


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

income, (iii) amortization of goodwill, (iv) amortization of any write-up of fixed assets or real estate resulting from the merger of LCI into the Corporation, (v) intercompany administrative fees charged to the Corporation by Drew or by Kinro, Inc. or Shoals Supply, Inc. (subsidiaries of Drew), (vi) taxes based upon income, and (vii) extraordinary items determined in accordance with generally accepted accounting principles.

      SIXTH: Nothing in this Agreement, nor any fixing of compensation in the form of salary, deferred compensation, securities or otherwise, shall prevent the Compensation Committee of the Board of Directors of Drew from granting to the Executive (i) payments pursuant to the Corporation's discretionary retirement bonus program, and (ii) additional compensation in the form of cash, salary increases, deferred compensation, securities or otherwise, subject, however, to the approval of the stockholders of the Corporation to the extent required as aforesaid.

      SEVENTH: The Executive and his family shall continue to receive medical coverage at least equivalent, in nature and extent, to the medical coverage afforded by LCI prior to the date hereof, and such other reasonable benefits which he has received from LCI prior to the date hereof.

                  The Executive agrees to have an annual comprehensive physical examination at the expense of the Corporation by a physician of his choice.

                  The Executive shall be eligible to participate in any pension, retirement or profit-sharing plan adopted by the


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

Corporation for the benefit of its Executives.

                  The Corporation agrees to maintain, at no cost to the Executive, disability insurance providing for weekly payments to the Executive, in the event the Executive shall fail or be unable to perform his obligations hereunder, in the amount of not less than $120,000 per year. Such payments shall continue for the maximum available term after the commencement of disability.

                  During the period of employment hereunder, the Corporation, at its expense, will make available to the Executive one automobile (or an automobile allowance at the option of the Executive), together with gasoline credit cards, customary insurance, maintenance, license fees, and parking, to be used in connection with the business of the Corporation. The Corporation will pay for all maintenance and parking of such automobile.

                  The Executive shall be entitled to a vacation in each year during the term hereof of not less than three (3) weeks.

      EIGHTH: All travel and other expenses incident to the rendering of services by the Executive hereunder will be paid by the Corporation. If any such expenses are paid in the first instance by the Executive, the Corporation will reimburse him therefor on presentation of expense vouchers.

      NINTH: If, on account of physical or mental disability, the Executive shall fail or be unable to fully perform this Agreement for a continuous period of six (6) months, the Corporation may, at its option, at any time thereafter, upon thirty (30) days written notice to the Executive, terminate this Agreement, and this


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

Agreement shall come to an end at the end of said notice period as if such date were the termination date of this Agreement. Notwithstanding the termination of the period of employment as aforesaid, the Corporation shall pay the Bonus to the Executive proportionately with respect to the period prior to the date of termination.

                  In the event of the death of the Executive during the term hereof, the term of this Agreement shall terminate on the date of death. In such case, the Corporation shall continue to pay to the heir or designee of the Executive (i) the salary payments provided for in Paragraph FOURTH hereof, which the Executive would have been entitled to receive but for such termination, for a period of six (6) months from the date of death of the Executive, and (ii) the Bonus, proportionately, with respect to the period prior to the date of termination. The Corporation agrees to maintain, at no cost to the Executive, a term life insurance policy or policies on the life of the Executive during the period of employment hereunder providing death benefits of at least $500,000, the proceeds of which insurance shall be payable to beneficiaries designated by the Executive.

                  The Corporation shall have the right to terminate this Agreement at any time upon ten (10) days written notice to the Executive in the event that (i) the Executive has committed a willful material breach of the terms of this Agreement and such breach shall continue for a period of then (10) days after notice specifying the nature of the breach, or (ii) the Executive is convicted of, or pleads nolo contendere to, any crime involving moral turpitude. In such event, this Agreement shall come to an end


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

as of the end of such notice period as if such date were the termination date of this Agreement.

      TENTH: During the term of this Agreement and for a period of five (5) years from the date of termination of this Agreement, the Executive shall not, directly or indirectly, undertake or perform services in or for, or render services to, participate in, or have any financial interest in, or engage in, any business competitive to that of the business of the Corporation or its parent company, subsidiaries or affiliates (collectively, the "Affiliated Companies") or solicit for employment or employ any employee of the Affiliated Companies. For purposes hereof, a business shall be deemed competitive if it is conducted in any geographic or market area in which any of the Affiliated Companies are engaged in business during the period covered by this Paragraph TENTH and involves the development, design, manufacture, marketing, packaging sale or distribution of any products developed, designed, manufactured sold or distributed, or the offering of any services offered, by any of the Affiliated Companies in the manufactured housing and recreational vehicle industries; and the Executive shall be deemed directly or indirectly to engage in such business if he, or any member of his immediate family (i.e., his spouse and children and their respective spouses and children) participates in such business, or in any entity engaged in or which owns, such business, as an officer, director, employee, consultant, partner, individual proprietor, manager or as an investor who has made any loans, contributed to capital stock or purchased any stock; provided, however, that the Executive will not at any time utilize the names


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

"Lippert" or "Lippert Components" or "Continental Stamping" in any business competitive to that of the business of the Affiliated Companies, or any patent, trademark, tradename, service mark, logo, copyright or similar intellectual property, whether or not registered, of any of the Affiliated Companies, or any proprietary information of any of the Affiliated Companies. The foregoing, however, shall not be deemed to prevent the Executive from investing in securities if such class of securities in which the investment is made is listed on a national securities exchange or is of a company registered under Section 12(g) of the Securities Exchange Act of 1934, and, if the company in which such investment is made competes with any of the Affiliated Companies, such investment represents less than one (1%) per cent of the outstanding securities of such class.

            The foregoing restrictions and prohibitions shall cease to apply to the Executive in the event that Drew is in default of its obligations pursuant to the Registration Rights Agreement, dated the date hereof, to which Drew and the Executive are parties, and Drew shall receive notice thereof from holders of Qualifying Shares (as defined in the Registration Agreement), which notice shall set forth in reasonable detail the nature of such default, and such default shall continue for a period of ninety (90) days after such notice, or Drew shall fail to commence to cure any such default which cannot reasonably be cured within 90 days.

            The Executive agrees that all products, packaging, inventions, designs, creations, ideas, techniques, methods, or any portions thereof, or any improvements or modifications thereon, or


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

any know-how or procedures related thereto, which relate to the business of the Affiliated Companies, conceived, invented, discovered or executed by the Executive, whether or not marketed or utilized by the Affiliated Companies, shall be the sole and exclusive property of the Corporation, without additional compensation payable therefor; and by these presents the Executive hereby assigns to the Corporation any and all right, title and interest he has, or may have, therein.

      ELEVENTH: All notices and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, telegram, telex, facsimile or other standard form of telecommunication, or by registered or certified post-paid mail, return receipt requested, and addressed as follows, or to such other address as any party may notify the other in accordance with the provisions hereof:

To the Corporation:                 Drew Industries Incorporated
                                    200 Mamaroneck Avenue
                                    White Plains, New York 10601
                                    Attention: President
                                    Telephone: (914) 428-9098
                                    Telecopy:  (914) 428-4581

                                    -copy to-

                                    Gilbert, Segall and Young LLP
                                    430 Park Avenue
                                    New York, New York  10022
                                    Attention: Harvey F. Milman, Esq.
                                    Telephone: (212) 644-4012
                                    Telecopy:  (212) 644-4051

To the Executive:                   L. Douglas Lippert
                                    115 Golfside Drive
                                    Alma, MI 48801

                                    -copy to-


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

                                    Couzens, Lansky, Fealk, Ellis,
                                    Roeder & Lazar, P.C.
                                    33533 West Twelve Mile Road
                                    Suite 150
                                    P.O. Box 9057
                                    Farmington Hills, MI  48333-9057
                                    Attention: Jeffrey Levine, Esq.
                                    Telephone: (248) 489-8600
                                    Telecopy:  (248) 489-4156

      TWELFTH: This Agreement constitutes the whole Agreement between the parties, and there are no terms other than those contained herein. No variation hereof shall be deemed valid unless in writing and signed by the parties hereto, and no discharge of the terms hereof shall be deemed valid unless by full performance by the parties hereto, or by a writing signed by the parties hereto.

      THIRTEENTH: This Agreement shall inure to the benefit of and be binding upon the Corporation, its successors and assigns, and the Executive, his heirs, executors, administrators and legal representatives.

      FOURTEENTH: This Agreement shall not be terminated, voluntarily or involuntarily, by the liquidation or dissolution of the Corporation or by the merger or consolidation of the Corporation with or into another corporation.


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

      IN WITNESS WHEREOF, the Corporation has caused these presents to be signed by its duly authorized officer, and its corporate seal to be hereunto affixed, and the Executive has hereunto set his hand the day and year first above written.

ATTEST:                                LIPPERT COMPONENTS, INC.



/s/ Harvey Kaplan, Secy.                By: /s/ Leigh J. Abrams,  VP
-----------------------------              -------------------------------------



WITNESS:



/s/ Gary McPhail                       /s/ L. Douglas Lippert
-----------------------------          -----------------------------------------
                                              L. Douglas Lippert


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